UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              May 30, 2003
                              ------------
                            (Date of Report)


                         SECUREVIEW SYSTEMS INC.
                         -----------------------
         (Exact name of registrant as specified in its charter)




                                 0-30520

----------------------------  ------------            -------------------
(State or other jurisdiction  (Commission               (IRS Employer
   of incorporation)          File Number)            Identification No.)


  Suite 620 - 650 West Georgia Street, Vancouver, B.C., Canada, V6B 4N9
  ---------------------------------------------------------------------
      (Address of principal executive offices, including zip code)


                             (604) 687-7544
                             ---------------
          (Registrant's telephone number, including area code)


                                   N/A
                                   ---
      (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
---------------------

     Securview Systems Inc. issued the following Press Release on May 30,
2003:

                         SECUREVIEW SYSTEMS INC.

#620 - 650 West Georgia Street                              May 30, 2003
Vancouver, B.C.  V6B 4N9
Telephone: (604) 687-7544     Facsimile: (604) 687-4670
Toll Free:  800-667-4470
Email: info@secureview.net
Website:  http://www.secureview.net
Trading Symbol: OTCBB:SCVWF
CUSIP number:  81372D101

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        Secureview Systems Inc. to Purchase P--CE Computers, Inc.
        ---------------------------------------------------------

The management of Secureview Systems Inc. ("Secureview") is pleased to announce that Secureview has entered into a Letter of Intent to purchase all of the outstanding shares of P-CE Computers, Inc. ("PCE"), a Nevada corporation, through the issuance of 2,500,000 common shares of Secureview to the shareholders of PCE pro rata.

PCE is an innovative technology-development company whose first product, the MasterPeace, has received acclaim from the news and technology media. The MasterPeace is a revolutionary, ergonomic and powerful multimedia-computing environment nominated by PC Magazine as a 2002 finalist for its Best of Comdex Awards in the PC category, alongside established industry leaders Dell, Hewlett Packard, and Toshiba. This product's unprecedented digital experience makes the user the comfortable centrepiece of a system that puts high performance computing, information, and entertainment technology at fingertip or voice control, including anywhere from one to four LCD monitors, and a 125 watt 5-channel surround-sound audio system. A November 2002 CNN report called PCE's flagship product "the future of the workspace."

As part of Secureview's acquisition of PCE, the company will add Mr. Allan Quattrin, President and CEO of PCE, to Secureview's Board of Directors. Mr. Quattrin has had an active, successful career in the financial-investment and venture-capital markets, having served as an investment advisor and planner for several multinational financial institutions.

ON BEHALF OF THE BOARD,

SECUREVIEW SYSTEMS INC.

"Gary Schellenberg"
Gary Schellenberg
President

MANAGEMENT OF SECUREVIEW WHO TAKE FULL RESPONSIBILITY FOR ITS CONTENTS HAS PREPARED THIS NEWS RELEASE. THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, SECUREVIEW'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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
                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 30, 2003                SECUREVIEW SYSTEMS INC



                                   By: "Gary Schellenberg"
                                      ---------------------------------
                                      Gary Schellenberg
                                      President









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